Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                January 12, 2007

                        Pioneer Fundamental Growth Fund
        Supplement to the August 1, 2006 Class A, B, C Shares Prospectus

                              Pioneer Growth Shares
     Supplement to the May 1, 2006 Class A, B, C Shares, Class R Shares and
                           Class Y Shares Prospectuses

                           Pioneer Mid Cap Growth Fund
           Supplement to the February 1, 2006 Class A, B, C Shares and
                           Class Y Shares Prospectuses

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management


Day-to-day management of the fund's portfolio is the responsibility of co-managers Andrew Acheson and Timothy Mulrenan. Mr. Acheson and Mr. Mulrenan are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Acheson, a vice president, joined Pioneer as a portfolio manager in May 2001 and has been an investment professional since 1994. Mr. Mulrenan, a vice president, joined Pioneer in 1997 as an analyst and has managed portfolios since 1998.



                                                                   20356-00-0107
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC